Exhibit 99.1

Palatin Announces Adjournment of
Annual Meeting of Stockholders

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Limited to Proposal 3, Amendment to Certificate of Incorporation to Increase Authorized Common Stock

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Scheduled to Reconvene August 6, 2021, 9:00 am Eastern Daylight Time

CRANBURY, NJ – July 8, 2021 – Palatin Technologies, Inc. (“Palatin”) (NYSE American: PTN) announced that its 2021 Annual Meeting of Stockholders that convened on June 8, 2021 and was adjourned to July 8, 2021, has been adjourned until August 6, 2021 at 9:00 a.m. Eastern Daylight Time to allow Palatin to solicit additional proxies for Proposal 3, approval of an amendment to our Certificate of Incorporation to effect an increase in authorized common stock from 300,000,000 shares to 400,000,000 shares.

“We have seen significant stockholder support for Proposal 3, with 96.3 million or approximately 71% of shares voted in favor, and 39.8 million or approximately 29% voting not to approve,” stated Stephen T. Wills, Palatin’s chief financial officer and chief operating officer. “However, the favorable votes were less than the absolute majority of all outstanding shares, which is required for approval of this proposal. With greater than a 2.4 ratio of yes votes to no votes, we are listening to our shareholders by adjourning this meeting to allow additional time for shareholders to vote.”

The Board of Directors believes approval of Proposal 3 is in the best interests of Palatin and its stockholders. Both leading independent shareholders voting advisory groups (ISS and Glass Lewis) have recommended that shareholders vote FOR Proposal 3. Palatin does not have any current plans to offer any additional stock in the foreseeable future, even if the proposal passes. The Company needs to have access to capital to ensure it has sufficient funds to advance its development programs and execute on its business plan and take advantage of any strategic opportunities that may arise, all of which that could result in an increase to shareholder value. Proposal 3 is described in more detail in Palatin’s proxy statement dated April 26, 2021, furnished to stockholders in connection with the 2021 Annual Meeting.

The adjourned meeting will be a completely “virtual” meeting of stockholders, and stockholders will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/PTN2021 and entering the 16‐digit control number included in your Notice Regarding the Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Palatin encourages any stockholder that has not yet voted its shares on Proposal 3 or is uncertain if their shares have been voted on Proposal 3 to contact their broker or bank. The Board of Directors and management requests stockholders as of the record date, April 13, 2021, to please vote their proxies as soon as possible, but no later than August 5, 2021, at 11:59 p.m. (Eastern Daylight Time). Stockholders who have previously submitted their proxy or otherwise voted for the annual meeting and who do not want to change their vote need not take any action. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, please contact Palatin’s proxy advisory group at melissacarlson@allianceadvisors.com.

As described in the proxy statement, a stockholder may use one of the following simple methods to vote before the August 6, 2021, adjourned meeting with respect to Proposal 3:

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By Internet – www.proxyvote.com. If you have Internet access, you may transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, the day before the adjourned meeting date, that is, August 5, 2021. Go to www.proxyvote.com. You must have your proxy card or Notice in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone – 1-800-690-6903. You may vote using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, the day before the meeting date, that is, August 5, 2021. Call 1-800-690-6903 toll free. You must have your proxy card or Notice in hand when you call this number and then follow the instructions.

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By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Votes must be received by 11:59 P.M. Eastern Daylight Time on August 5, 2021, to be counted. After this time, the only way to cast a vote is at the adjourned Annual Meeting on August 6, 2021, 9:00 a.m. Eastern Daylight Time at http://www.virtualshareholdermeeting.com/PTN2021.

About Palatin

Palatin is a biopharmaceutical company developing first-in-class medicines based on molecules that modulate the activity of the melanocortin and natriuretic peptide receptor systems, with targeted, receptor-specific product candidates for the treatment of diseases with significant unmet medical need and commercial potential. Palatin's strategy is to develop products and then form marketing collaborations with industry leaders to maximize their commercial potential. For additional information regarding Palatin, please visit Palatin's website at www.palatin.com.

Forward-looking Statements

Statements in this press release that are not historical facts, including statements about future expectations of Palatin, such as statements about the need to for stockholders to approve Proposal 3, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995. Palatin intends that such forward-looking statements be subject to the safe harbors created thereby. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause Palatin’s actual results to be materially different from its historical results or from any results expressed or implied by such forward-looking statements. Palatin’s actual results may differ materially from those discussed in the forward-looking statements for reasons including, but not limited to, sales of Vyleesi in the United States and elsewhere in the world, results of clinical trials, regulatory actions by the FDA and other regulatory and the need for regulatory approvals, Palatin’s ability to fund development of its technology and establish and successfully complete clinical trials, the length of time and cost required to complete clinical trials and submit applications for regulatory approvals, products developed by competing pharmaceutical, biopharmaceutical and biotechnology companies, commercial acceptance of Palatin’s products, and other factors discussed in Palatin’s periodic filings with the Securities and Exchange Commission. Palatin is not responsible for updating for events that occur after the date of this press release.

Important Information

In connection with the solicitation of proxies, on April 26, 2021, Palatin filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with Palatin’s 2021 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY PALATIN TECHNOLOGIES, INC. WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Palatin’s proxy statement and any other materials filed by Palatin with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov. Palatin’s proxy statement, notice of annual meeting, and annual report to shareholders are available free of charge on Palatin’s website at www.palatin.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Investor Inquiries:  Media Inquiries:
Stephen T. Wills, CPA, MST  Paul Arndt, MBA, LifeSci Advisors
CFO/COO (609) 495-2200   Managing Director (646) 597-6992
Info@Palatin.com  Paul@LifeSciAdvisors.com